SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event reported):
                               December 19, 1996




                                  SIGNET BANK
             (Exact name of registrant as specified in its charter)
              (Administrator of Signet Student Loan Trust 1996-A)



Virginia                        33-94846                      54-1088621
(State or other             Commission File                  (IRS Employer
jurisdiction of                 Number                     Identification No.)
incorporation)


7 North Eighth Street, Richmond, Virginia                           23219
(Address of principal executive offices)                          (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 771-7060

                    The exhibit index is located on page 6.

ITEM 5.           OTHER EVENTS.

         On December 19, 1996, the following agreements were executed and delivered by the respective parties thereto: (a) the Note Underwriting Agreement relating to the Floating Rate Class A-1 Asset Backed Notes and Class A-2 Asset Backed Notes, dated December 19, 1996, by and among Signet Bank ("Signet"), Credit Suisse First Boston (the "Underwriters"), on behalf of each of the underwriters named in Schedule 1 thereof; and (b) the Certificate Underwriting Agreement relating to the Floating Rate Asset Backed Certificates dated December 19, 1996, by and among Signet Bank, and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

         On December 27, 1996, the following agreements were executed and delivered by the respective parties thereto: (a) the Loan Sale Agreement, dated as of November 1, 1996, among Signet Student Loan Trust 1996-A, as Issuer (the "Trust"), Signet, as Seller, and the First National Bank of Chicago, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"); (b) the Master Servicing Agreement dated as of November 1, 1996, among the Trust, as Issuer, Signet, as Master Servicer, and the Eligible Lender Trustee; (c) the Administration Agreement, dated as of November 1, 1996, among the Trust, Signet, as Administrator and the Bank of New York, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee");
(d) the Trust Agreement, dated November 1, 1996, among Signet, as depositor, Signet Student Loan Corporation and the Eligible Lender Trustee; and (e) the Indenture, dated as of November 1, 1996, between the Trust, as issuer, and the Indenture Trustee.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                  EXHIBITS.

         (c)      Exhibits.

                   1.1 Note Underwriting Agreement, relating to the Floating Rate Class A-1 Asset Backed Notes and Class A-2 Asset Backed Notes, dated December 19, 1996, by and among Signet and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                   1.2 Certificate Underwriting Agreement, relating to the Floating Rate Asset Backed Certificates, dated December 19, 1996, by and among Signet and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                   4.1 Trust Agreement, dated as of November 1, 1996, among Signet, as depositor, Signet Student Loan Corporation and the Eligible Lender Trustee.

                   4.2 Indenture, dated as of November 1, 1996, between the Trust, as issuer, and the Indenture Trustee.

                  99.1 Loan Sale Agreement, dated as of November 1, 1996, among the Trust, as issuer, Signet, as Seller, and the Eligible Lender Trustee.

                  99.2 Master Servicing Agreement, dated as of November 1, 1996, among the Trust, as issuer, Signet, as Master Servicer, and the Eligible Lender Trustee.

                  99.3 Administration Agreement, dated as of November 1, 1996, among the Trust, Signet, as Administrator, and the Indenture Trustee.

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SIGNET STUDENT LOAN TRUST 1996-A
                                 By:    SIGNET BANK




                                 By:  /s/ SUZANNE BACHMAN
                                 ------------------------
                                 Suzanne Bachman
                                 Senior Vice President



Date: March 17, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS

                                       TO

                                    FORM 8-K








                                  SIGNET BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS






Exhibit
Number                                      Exhibits


 1.1 Note Underwriting Agreement, relating to the Floating Rate Class A-1 Asset Backed Notes and Class A-2 Asset Backed Notes, dated December 19, 1996, by and among Signet and the Underwriter, on behalf of each of the underwriters named in
                  Schedule 1 thereto.

 1.2 Certificate Underwriting Agreement, relating to the Floating Rate Asset Backed Certificates, dated December 19, 1996, by and among Signet and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

 4.1 Trust Agreement, dated as of November 1, 1996, among Signet, as depositor, Signet Student Loan Corporation and the Eligible Lender Trustee.

 4.2 Indenture, dated as of November 1, 1996, between the Trust, as issuer, and the Indenture Trustee.

99.1 Loan Sale Agreement, dated as of November 1, 1996, among the Trust, as issuer, Signet, as Seller, and the Eligible Lender Trustee.

99.2 Master Servicing Agreement, dated as of November 1, 1996, among the Trust, as issuer, Signet, as Master Servicer, and the Eligible Lender Trustee.

99.3 Administration Agreement, dated as of November 1, 1996, among the Trust, Signet, as Administrator, and the Indenture Trustee.